Filed pursuant to Rule 497(a)

File No. 333-199622
Rule 482ad

Alcentra Capital InterNotes®

6.500% Notes due 2022 (the “Notes”)

Potential investors and broker-dealers selling the Notes should be aware of certain unique risks and suitability standards relating to the Notes before their purchase of the Notes or recommendation of the Notes for purchase by their customers. Other significant risks related to the purchase of the Notes are described in the prospectus referenced below.

Unique Risks Relating to the Offering of the Notes

Although our common stock is listed and traded on a national securities exchange, you should be aware of the following unique risks relating to our offering of the Notes:

•	The Notes will not be listed or traded on any securities exchange and you should not expect to sell your Notes regardless of how we perform.

•	The Notes will not be rated by any credit rating agency.

•	Although certain broker-dealers may choose to make a market in the Notes, they are not required to do so, and, if they make a market, they may suspend their market making activities at any time. We do not expect a secondary market in the Notes to develop in the foreseeable future, if ever.
•	If you are able to sell your Notes, you will likely receive less than your purchase price.
•	Because you could be unable to sell your Notes, you may be unable to reduce your exposure on any market downturn.
•	You should consider that you will not have access to your money invested in the Notes until the Notes reach maturity.

As a result of these unique risks and other risks described in the prospectus relating to the offering of the Notes, an investment in the Notes may not be appropriate for all investors. If you require immediate liquidity, the Notes may not be a suitable investment for you. You should be prepared to hold the Notes to maturity.

The terms of the Notes provide for interest and principal payments; however, the Notes are not secured obligations. The Notes represent our unsecured debt obligations. Before purchasing the Notes, you should read the prospectus relating to the offering of the Notes carefully and you should consult your broker-dealer or financial adviser.

Suitability Standards for a Prospective Investor in the Notes

Incapital LLC, as the purchasing agent, has established suitability standards which require investors to have either (i) a net worth (not including home, furnishings and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth (not including home, furnishings and personal automobiles) of at least $250,000.

The suitability standards also require that a potential investor:

•	can reasonably benefit from an investment in us based on such investor’s overall investment objectives and portfolio structuring;

•	is able to bear the economic risk of the investment based on the prospective note holder’s overall financial situation; and

•	has apparent understanding of (a) the fundamental risks of the investment, (b) the lack of liquidity of the Notes, (c) the background and qualifications of us and our adviser and (d) the tax consequences of the investment.

A broker-dealer selling the Notes must have reasonable grounds to believe based on the prospective investor’s investment objectives, other investments, financial situation and needs, and any other information known by the broker-dealer, that:

•	The investor is or will be in a financial position appropriate to enable the investor to realize to a significant extent the benefits associated with an investment in the Notes.

•	The investor has a fair market net worth sufficient to sustain the risks inherent in an investment in the Notes, including loss of investment and lack of liquidity.

•	An investment in the Notes is otherwise suitable for the investor.

No broker-dealer should execute any transaction in the Notes in a discretionary account without prior written approval of the transaction by the customer.

A registration statement relating to these securities is on file with the Securities and Exchange Commission, or the SEC. The information in the preliminary prospectus and in this document, is not complete and may be changed. Alcentra Capital Corporation may not sell these securities until the registration statement filed with the SEC relating to the securities described herein is effective. This is not an offer to sell the securities described herein and is not soliciting an offer to buy such securities in any state where the offer or sale is not permitted. An offering may be made only by means of a preliminary prospectus, a copy of which may be obtained from Incapital LLC, Attention: DCM Prospectus Department, 200 S. Wacker Drive, Suite 3700, Chicago, Illinois 60606, telephone: (312) 379-3700, or e-mail: prospectus_requests@incapital.com.

This document relates only to the securities described in the preliminary prospectus, which has been filed with the SEC and should be read together with the preliminary prospectus, including among other things the section entitled “Risk Factors” beginning on page 23, “Management” beginning on page 83 and “Suitability Standards” beginning on page 133. This document and the preliminary prospectus contain important information you should know before investing in our securities. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the SEC. This information is available free of charge by contacting us at 200 Park Avenue, 7th Floor, New York, NY 10166 or by telephone at (212) 922-8240. The SEC maintains a website at www.sec.gov where such information is available without charge upon written or oral request. Our internet website address is www.alcentracapital.com. Information contained on our website is not incorporated by reference into the preliminary prospectus or this document and you should not consider information contained on our website to be part of the preliminary prospectus or this document.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or passed on the adequacy or accuracy of this document. Any representation to the contrary is a criminal offense. Obligations of Alcentra Capital Corporation and any subsidiary of Alcentra Capital Corporation are not guaranteed by the full faith and credit of the United States of America. Neither Alcentra Capital Corporation nor any subsidiary of Alcentra Capital Corporation is a government-sponsored enterprise or an instrumentality of the United States of America.

InterNotes® is a registered trademark of Incapital Holdings LLC.